UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         December 20, 2007

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2007, the Board of Directors of Sun Healthcare Group, Inc. (“Sun”) amended Article V of Sun’s Amended and Restated Bylaws to allow for the issuance and transfer of uncertificated shares of Sun’s stock.  These amendments were adopted to allow Sun to participate in the Direct Registration System administered by the Depository Trust Company.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Item No.	Description

3.1	Second Amendment to Bylaws of Sun Healthcare Group, Inc. effective December 20, 2007

3.2	Amended and Restated Bylaws of Sun Healthcare Group, Inc. as further amended on June 14, 2007 and December 20, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Mike Berg
Name: Mike Berg
Title: Secretary

Dated:  December 26, 2007